                                                                   EXHIBIT 10.18




         ============================================================

                              PETsMART.COM, INC.

                      PREFERRED STOCK PURCHASE AGREEMENT

                                 May 12, 1999


         ============================================================



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
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                               TABLE OF CONTENTS
                                                                                 Page
                                                                                 ----
SECTION 1 AUTHORIZATION AND SALE OF COMMON STOCK AND PREFERRED
      STOCK

      1.1   Authorization of Preferred Stock.....................................   2
      1.2   Sale and Issuance of the Shares......................................   2
      1.3   Separate Agreements..................................................   2

SECTION 2 CLOSING DATE; DELIVERY.................................................   2

      2.1   Closing Date.........................................................   2
      2.2   Delivery and Payment.................................................   2
      2.3   Subsequent Sale of Common Stock and Preferred Stock..................   2

SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................   2

      3.1   Organization and Standing; Certificate of Incorporation and Bylaws...   2
      3.2   Corporate Power......................................................   2
      3.3   Subsidiaries.........................................................   2
      3.4   Capitalization.......................................................   2
      3.5   Authorization........................................................   2
      3.6   Proprietary Rights...................................................   2
      3.7   Registration Rights..................................................   2
      3.8   Governmental Consent, etc............................................   2
      3.9   Offering.............................................................   2
     3.10   Permits..............................................................   2
     3.11   Compliance with Other Instruments....................................   2

SECTION 4 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.......................   2

      4.1   Business and Financial Experience....................................   2
      4.2   Investment Intent; Blue Sky..........................................   2
      4.3   Rule 144.............................................................   2
      4.4   No Public Market.....................................................   2
      4.5   Restrictions on Transfer; Restrictive Legends........................   2
      4.6   Access to Data.......................................................   2
      4.7   Authorization........................................................   2
      4.8   Brokers or Finders...................................................   2
      4.9   Tax Liability........................................................   2
     4.10   Limited Operating History............................................   2

SECTION 5 CONDITIONS TO CLOSING OF THE PURCHASERS................................   2

      5.1   Representations and Warranties Correct...............................   2
      5.2   Covenants............................................................   2
      5.3   Blue Sky.............................................................   2
      5.4   Certificate..........................................................   2
      5.5   Investor Rights Agreement............................................   2

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                               TABLE OF CONTENTS
                                  (continued)

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                                                                                  Page
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
      5.6   Voting Agreement.....................................................   2
      5.7   Compliance Certificate...............................................   2
      5.8   Board of Directors...................................................   2
      5.9   Legal Opinion........................................................   2
     5.10   License Agreement....................................................   2
     5.11   Strategic Relationship Terms.........................................   2
     5.12   Restricted Stock Purchase Agreements.................................   2
     5.13   Warrants.............................................................   2
     5.14   Rodale Warrant.......................................................   2
     5.15   Investment...........................................................   2
     5.16   Board Observer.......................................................   2

SECTION 6 CONDITIONS TO CLOSING OF THE COMPANY...................................   2

      6.1   Representations and Warranties Correct...............................   2
      6.2   Covenants............................................................   2
      6.3   Certificate..........................................................   2
      6.4   Investor Rights Agreement............................................   2
      6.5   Voting Agreement.....................................................   2
      6.6   License Agreement....................................................   2
      6.7   Strategic Relationship Terms.........................................   2
      6.8   Restricted Stock Purchase Agreements.................................   2

SECTION 7 MISCELLANEOUS..........................................................   2

      7.1   Governing Law........................................................   2
      7.2   Entire Agreement; Amendment..........................................   2
      7.3   Notices, etc.........................................................   2
      7.4   Delays or Omissions..................................................   2
      7.5   Counterparts.........................................................   2
      7.6   Severability.........................................................   2
      7.7   Titles and Subtitles.................................................   2
      7.8   Survival of Warranties...............................................   2
      7.9   Successors and Assigns...............................................   2
     7.10   Further Assurances...................................................   2

                              PETsMART.COM, INC.

                      PREFERRED STOCK PURCHASE AGREEMENT
                      ----------------------------------

     This Preferred Stock Purchase Agreement (this "Agreement") is made as of May 12, 1999, by and among PETsMART.com, Inc., a Delaware corporation (the "Company"), the purchaser of the Company's Series A Preferred Stock who are signatories to this Agreement (the "Series A Purchaser"), the purchasers of the Company's Series B Preferred Stock who are signatories to this Agreement (the "Series B Purchasers"), the purchasers of the Company's Series C Preferred Stock who are signatories to this Agreement (the "Series C Purchasers" and, together with the Series A Purchaser and the Series B Purchasers, the "Purchasers"). The Purchasers are listed on Exhibit A hereto.
                         ---------

                                   RECITALS

     WHEREAS, PETsMART and PetJungle, Inc., a Delaware corporation ("PetJungle") are currently engaged, in part, in the business of selling pet products over the Internet (the "Business");

     WHEREAS, the Company, Pittsburg, PetJungle and the Purchasers desire to form a single entity that will engage in the Business whereby (i) PETsMART will contribute $2,000,000 cash and certain costs associated with creating the "PETsMART.com" web site valued at $3,010,000, (ii) the Series B Purchasers (as defined herein) will contribute $3,006,000 in cash, (iii) the Series C Purchasers (as defined herein) will contribute $4,008,000 in cash and (iv) PetJungle will merge with and into the Company, thereby transferring all of its assets to the Company (the "Merger"); and

     WHEREAS, the Company and the Purchasers desire to effect the contribution of their capital into the Company pursuant to this Agreement (the "Financing"), and immediately after the closing of the Financing, the Company and PetJungle will effect the Merger.

                                   AGREEMENT

     In consideration of the mutual promises and covenants herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1

     AUTHORIZATION AND SALE OF COMMON STOCK AND PREFERRED STOCK

     1.1  Authorization of Preferred Stock.  The Company has authorized the
          --------------------------------
sale and issuance to the Purchasers of up to (a) 3,000,000 shares of its Series A Preferred Stock, par value $0.001 per share (the "Series A Preferred"), (b) 1,800,000 shares of its Series B Preferred Stock, par value $0.001 per share (the "Series B Preferred") and (c) 2,400,000 shares of its Series C Preferred Stock, par value $0.001 per share (the "Series C Preferred" and, together with the Series A Preferred and Series B Preferred, the "Shares"), having the rights, preferences, privileges and restrictions as set forth in the Amended and Restated Certificate of Incorporation in substantially the form attached hereto as Exhibit B (the "Certificate").
                            ---------

     1.2  Sale and Issuance of the Shares.   Subject to the terms and
          -------------------------------
conditions hereof, the Company will severally issue and sell:

          (a) to the Series A Purchaser and the Series A Purchaser will buy from the Company up to 3,000,000 shares at a per share purchase price of $1.67 (the "Series A Per Share Price"), and at the aggregate purchase price of up to $5,010,000, in the amount of shares specified opposite the name of the Series A Purchaser in the column designated "Number of Shares" on Exhibit A.
                                                         -------

          (b) to the Series B Purchasers and the Series B Purchasers will severally buy from the Company up to 1,800,000 shares at a per share purchase price of $1.67 (the "Series B Per Share Price"), and at the aggregate purchase price of up to $3,006,000, in the amount of shares specified opposite the name of each Series B Purchaser in the column designated "Number of Shares" on Exhibit A.
---------

          (c) to the Series C Purchasers and the Series C Purchasers will severally buy from the Company up to 2,400,000 shares at a per share purchase price of $1.67 (the "Series C Per Share Price"), and at the aggregate purchase price of up to $4,008,000, in the amount of shares specified opposite the name of each Series C Purchaser in the column designated "Number of Shares" on Exhibit A.
---------

     1.3  Separate Agreements.  The Company's agreement with each of the
          -------------------
Purchasers hereunder is a separate agreement, the obligations of each of the Purchasers hereunder are several and not joint, and the sale of the Shares to each of the Purchasers is a separate transaction.

                                   SECTION 2

                            CLOSING DATE; DELIVERY

     2.1  Closing Date.  It is anticipated that purchase and sale of the Shares
          ------------
hereunder shall be consummated at a closing (the" Closing") held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California on May 12, 1999, at 4:00 p.m., local time, or at such other date, time and place upon which the Company and the Purchasers shall agree (the date and time of the Closing is hereinafter referred to as the "Closing Date").

     2.2  Delivery and Payment.  At the Closing, the Company will deliver to
          --------------------
each Purchaser a certificate or certificates, registered in the Purchaser's name, representing the number of Shares to be purchased by the Purchaser at the Closing, against payment of the purchase price therefor, by (i) check payable to the Company, (ii) by wire transfer per the Company's instructions, (iii) by any combination of (i) and (ii) above or
(iv) with respect to the Series A Purchaser, a combination of (i) and (ii) above and by the delivery to the Company, at the time of execution of this Agreement, of the General Assignment of Assets by and between the Company and the Series A Purchaser, in the form attached hereto as Exhibit M, whereby the Purchaser shall
                                          ---------
assign to the Company all of its rights in the property listed as an exhibit thereto.

     2.3  Subsequent Sale of Common Stock and Preferred Stock.  If less than all
          ---------------------------------------------------
of the authorized number of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock are sold at the Closing, then, subject to the terms and conditions of this Agreement, the Company may sell up to the balance of the authorized but unissued Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, to such persons as the Board of Directors of the Company may determine at the same price per share as the Shares sold at the Closing. Any such sale shall be made upon the same terms and conditions as those contained herein, and such persons or entities shall become parties to this Agreement, the Voting Agreement and the Investor Rights Agreement (each as defined herein), and shall have the rights and obligations of a Purchaser hereunder or thereunder.

                                   SECTION 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as set forth on the Schedule of Exceptions (the "Schedule of Exceptions") attached hereto as Exhibit C, the Company represents and warrants
                                ---------
to the Purchasers that, as of the Closing Date at which the Purchasers consummate their purchase of Shares hereunder:

     3.1  Organization and Standing; Certificate of Incorporation and Bylaws.
          ------------------------------------------------------------------
The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is presently qualified to do business as a foreign corporation in California and there is no other jurisdiction in which the failure to be so qualified would have a material adverse effect on the business or financial condition of the Company. The Company has furnished counsel for the Purchasers with copies of its Certificate and Bylaws. Said copies are true, correct and complete and reflect all amendments now in effect.

     3.2  Corporate Power.  The Company has all requisite legal and corporate
          ---------------
power and authority to execute and deliver this Agreement, the Investor Rights Agreement in substantially the form attached hereto as Exhibit D (the "Investor
                                                       ---------
Rights Agreement"), the Voting Agreement in substantially the form attached hereto as Exhibit E (the "Voting Agreement" and, together with this Agreement
          ---------
and the Investor Rights Agreement, the "Investment Agreements"), to sell and issue the Shares hereunder, to issue the underlying Common Stock (the "Conversion Stock") in accordance with the provisions of the Certificate, and to carry out and perform its obligations under the terms of the Investment Agreements.

     3.3  Subsidiaries.  Except as provided in the Schedule of Exceptions, the
     ------------
Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity.

     3.4  Capitalization.  The authorized capital stock of the Company will,
          --------------
upon the filing of the Certificate, consist of 50,000,000 shares of Common Stock and 7,905,770 shares of Preferred Stock, 3,300,000 of which have been designated Series A Preferred, 1,800,000 of which have been designated Series B Preferred Stock, 2,805,770 of which have been designated Series C Preferred Stock. As of the Closing Date, no shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock will be outstanding. The Shares shall have the rights, preferences, privileges and restrictions set forth in the Certificate. The Company has reserved (i) 3,000,000 shares of Series A Preferred for issuance hereunder and 300,000 shares for issuance upon exercise of a warrant granted to PETsMART on the date hereof, (ii) 1,800,000 shares of Series B Preferred for issuance hereunder, (iii) 2,400,000 shares of Series C Preferred for issuance hereunder and 405,668 shares for issuance upon exercise warrants granted to Rodale Press, Inc. and idealab! Holdings, L.L.C. on the date hereof,
(iv) 26,802,247 shares of Common Stock for issuance upon conversion of the Preferred and (v) 1,430,394 shares of Common Stock for issuance to the Company's executives pursuant to certain restricted stock purchase agreements entered into between the Company and certain executives as of the date hereof. Except as set forth above and as provided in the Company's Certificate and the Schedule of Exceptions, there are no options, warrants or other rights to purchase or acquire any of the Company's authorized and unissued capital stock.

     3.5  Authorization.  All corporate action on the part of the Company and
          -------------
its directors necessary for the authorization, execution, delivery and performance of the Investment Agreements by the Company, the authorization, sale, issuance and delivery of the Shares and the Conversion Stock and the performance of the Company's obligations under the Investment Agreements has been taken or will be taken prior to the Closing. The Investment Agreements, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies; provided, however, that the Company makes no
                          --------  -------
representation as to the enforceability of the indemnification provisions contained in the Investor Rights Agreement. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will have the rights, preferences, privileges and restrictions described in the Certificate; the Common Stock issuable upon conversion of the Shares has been duly and validly reserved and, when issued in compliance with the provisions of the Certificate, will be validly issued, fully paid and nonassessable; and the Shares and the Conversion Stock will be free of any liens or encumbrances (assuming the Purchaser takes the Shares with no notice thereof) other than any liens or encumbrances created by or imposed upon the holders; provided, however, that the Shares and the Conversion Stock may be subject to restrictions on transfer under state or federal securities laws and restrictions set forth in the Investor Rights

Agreement. The issuance of the Shares is not subject to any preemptive rights or rights of first refusal.

     3.6  Proprietary Rights.  The Company has title and ownership of, or full
          ------------------
right to use, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and, to the Company's knowledge, without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as currently conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade proprietary rights of any other person or entity. To the knowledge of the Company, none of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as currently conducted. Neither the execution and delivery of the Investment Agreements, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as currently conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

     3.7  Registration Rights.  Except as set forth in the Investor Rights
          -------------------
Agreement, the Company is not under any contractual obligation to register under the Securities Act of 1933, as amended (the "Securities Act"), any of its presently outstanding securities or any of its securities which may hereafter be issued.

     3.8  Governmental Consent, etc.  No consent, approval order or
          -------------------------
authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Investment Agreements, or the offer, sale or issuance of the Shares or the Conversion Stock, or the consummation of any other transaction contemplated hereby, except (i) the filing of the Certificate in the office of the Delaware Secretary of State prior to the Closing and (ii) the qualification (or taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares and the Conversion Stock under applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished in a timely manner.

     3.9  Offering.  Subject to the accuracy of the Purchaser's representations
          --------
in Section 4 hereof, the offer, sale and issuance of the Shares and the Conversion Stock constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

     3.10  Permits.  The Company has all franchises, permits, licenses, and any
           -------
similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. To its knowledge, the Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

     3.11  Compliance with Other Instruments.  The Company is not in violation
           ---------------------------------
of any term of the Certificate or Bylaws, or in any respect of any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree, and to its knowledge, is not in violation of any order, statute, rule or regulation applicable to the Company, which violation reasonably would be expected to have a material adverse effect on the Company's business. The execution, delivery and performance of and compliance with this Agreement, and the Investment Agreements and the consummation of the transactions contemplated hereby and thereby, and the issuance of the Shares and the Conversion Shares, have not resulted and will not result in any violation of, or conflict with, or constitute a default under any such term or provision, or result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company; and there is no such violation or default or event which, with the passage of time or giving of notice or both, would constitute a violation or default which would materially and adversely affect the business of the Company or any of its properties or assets.

                                   SECTION 4

               REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser hereby severally (and not jointly) represents and warrants to the Company as follows:

     4.1  Business and Financial Experience.  Its knowledge and experience in
          ---------------------------------
financial and business matters are such that its is capable of evaluating the merits and risks of its purchase of the Shares and the underlying Conversion Stock as contemplated by this Agreement. Its financial situation is such that it can afford to bear the economic risk of holding the Shares and the underlying Conversion Stock for an indefinite period of time and suffer complete loss of its investment.

     4.2  Investment Intent; Blue Sky.  It is acquiring the Shares and the
          ---------------------------
underlying Conversion Stock for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. It understands that the issuance of the Shares and the underlying Conversion Stock has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Purchaser's investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser's address set forth on the Schedule of Purchasers attached hereto as Exhibit A
---------
represents the Purchaser's true and correct state of domicile, upon which the Company may rely for the purpose of complying with applicable Blue Sky laws.

     4.3  Rule 144.  It acknowledges that the Shares and the underlying
          --------
Conversion Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in a transaction directly with a "market maker," and the number of shares being sold during any three-month period not exceeding specified limitations.

     4.4  No Public Market.  It understands that no public market now exists for
          ----------------
any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities.

     4.5  Restrictions on Transfer; Restrictive Legends.  It understands
          ---------------------------------------------
that the transfer of the Shares and the Conversion Stock, if applicable, is restricted by applicable state and Federal securities laws and by the provisions of the Investor Rights Agreement and the Voting Agreement, and that the certificates representing the Shares and the Conversion Stock will be imprinted with legends restricting transfer except in compliance therewith.

     4.6  Access to Data.  It has had an opportunity to discuss the Company's
          --------------
business, management and financial affairs with the Company's management. It has also had an opportunity to ask questions of officers of the Company. It understands that such discussions, as well as any written information issued by the Company, were intended to describe the material aspects of the Company's business and prospects but were not a thorough or exhaustive description.

     4.7  Authorization.  All action on the part of the Purchaser's partners,
          -------------
board of directors, and stockholders, as applicable, necessary for the authorization, execution, delivery and performance of the Investment Agreements by the Purchaser, the purchase of and payment for the Shares and the Conversion Stock, if applicable, and the performance of all of the Purchaser's obligations under the Investment Agreements has been taken or will be taken prior to the Closing. The Investment Agreements, when executed and delivered by the Purchaser, shall constitute valid and binding obligations of the Purchaser, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies; provided, however, that the Purchaser makes no representation as to the enforceability of the indemnification provisions contained in the Investor Rights Agreement.

     4.8  Brokers or Finders.  The Company has not and will not incur,
          ------------------
directly or indirectly, as a result of any action taken by the Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby.

     4.9  Tax Liability.  It has reviewed with its own tax advisors the tax
          -------------
consequences of the transactions contemplated by this Agreement. It relies solely on such advisors and not on any statements or representations of the Company or any of the Company's agents with respect to such tax consequences. It understands that it, and not the Company, shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement.

     4.10 Limited Operating History.  It acknowledges that the Company was
          -------------------------
incorporated on May 6, 1999 and has a limited operating history.


                                   SECTION 5

                    CONDITIONS TO CLOSING OF THE PURCHASERS

     Each Purchaser's obligation to purchase the Shares is, unless waived in writing by the Purchaser, subject to the fulfillment as of the date of Closing of the following conditions:

     5.1  Representations and Warranties Correct.  The representations and
          --------------------------------------
warranties made in Section 3 hereof by the Company shall be true and correct in all material respects as of the date of the Closing.

     5.2  Covenants.  All covenants, agreements and conditions contained in this
          ---------
Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

     5.3  Blue Sky.  The Company shall have obtained all necessary Blue Sky law
          --------
permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares and the underlying Conversion Stock.

     5.4  Certificate.  The Certificate shall have been properly filed in the
          -----------
office of the Delaware Secretary of State.

     5.5  Investor Rights Agreement.  The Company shall have executed and
          -------------------------
delivered the Investor Rights Agreement in substantially the form attached hereto as Exhibit D.
          ---------

     5.6  Voting Agreement.  The Company and each of the Purchasers shall
          ----------------
have executed and delivered the Voting Agreement in substantially the form attached hereto as Exhibit E.
                   ----------

     5.7  Compliance Certificate.  The Company shall have delivered to the
          ----------------------
Purchasers a certificate of the Company in substantially the form attached hereto as Exhibit F, executed by the President of the Company, dated as of the
          ---------
date of the Closing and certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

     5.8  Board of Directors.  Upon the Closing, the number of directors
          ------------------
constituting the Board of Directors shall be seven (7). Thereupon, the Board of Directors shall consist of Bill Gross, Robert Kavner, Tom McGovern, Yves Sisteron, Samuel J. Parker, Philip L. Francis and Neil Watanabe.

     5.9  Legal Opinion.  The Purchasers shall have received an opinion of
          -------------
Wilson Sonsini Goodrich & Rosati, counsel to the Company, in substantially the form attached hereto as Exhibit G.
                        ---------

     5.10 License Agreement.  The Company and PETsMART shall have executed and
          -----------------
delivered the License Agreement in substantially the form attached hereto as Exhibit H.
---------

     5.11 Strategic Relationship Terms.  The Company and PETsMART shall have
          ----------------------------
executed and delivered the Strategic Relationship Terms in substantially the form attached hereto as Exhibit I.
                        ---------

     5.12 Restricted Stock Purchase Agreements.  The Company shall have executed
          ------------------------------------
and delivered to each of Tom McGovern and Carina Schaldach a Restricted Stock Purchase Agreement in the form attached hereto as Exhibit J entitling them to
                                                  ---------
purchase 1,043,111 and 387,283 shares of Common Stock, respectively, at a
          ---------
purchase price of $.20 per share.

     5.13 Warrants.  The Company shall have executed and delivered to (i) each
          --------
of idealab! Holdings, L.L.C. and Rodale Press, Inc. a Series C Preferred Stock Purchase Warrant to purchase 339,278 and 43,227 shares of Series C Preferred Stock, respectively, and (ii) PETsMART a Series A Preferred Stock Purchase Warrant to purchase 300,000 shares of Series A Preferred Stock, each in the form attached hereto as Exhibit K.
                   ---------

     5.14 Rodale Warrant.  The Company shall have executed and delivered to
          --------------
Rodale Press, Inc. a Series C Stock Purchase Warrant to purchase 23,163 shares of Series C Preferred Stock in the form attached hereto as Exhibit L.
                                                           ---------

     5.15 Investment.  Purchasers shall have tendered, in the aggregate, at the
          ----------
Closing, consideration of not less than $8,000,000.

     5.16  Board Observer.  The Company shall have executed and delivered to
           --------------
Rodale Press, Inc. a letter agreement regarding the grant of observer rights to Rodale Press, Inc. on the Company's Board of Directors.


                                   SECTION 6

                     CONDITIONS TO CLOSING OF THE COMPANY

     The Company's obligation to sell and issue the Shares is, unless waived in writing by the Company, subject to the fulfillment as of the date of Closing of the following conditions:

     6.1  Representations and Warranties Correct.  The representations and
          --------------------------------------
warranties made in Section 4 hereof by the Purchasers shall be true and correct in all material respects as of the date of the Closing.

     6.2  Covenants.  All covenants, agreements, and conditions contained in
          ---------
this Agreement to be performed or complied with by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

     6.3  Certificate.  The Certificate shall have been filed in the office of
          -----------
the Delaware Secretary of State.

     6.4  Investor Rights Agreement.  The Purchasers shall have executed and
          -------------------------
delivered the Investor Rights Agreement in substantially the form attached hereto as Exhibit D.
          ---------

     6.5  Voting Agreement.  The Purchasers shall have executed and delivered
          ----------------
the Voting Agreement in substantially the form attached hereto as Exhibit E.
                                                                  ---------
     6.6  License Agreement. The Company and PETsMART shall have executed and
          -----------------
delivered the License Agreement in substantially the form attached hereto as Exhibit H.
---------

     6.7  Strategic Relationship Terms.  The Company and PETsMART shall have
          ----------------------------
executed and delivered the Strategic Relationship Terms in substantially the form attached hereto as Exhibit I.
                        ---------

     6.8  Restricted Stock Purchase Agreements.  The Tom McGovern and Carina
          ------------------------------------
Schaldach shall have executed and delivered to the Company a Restricted Stock Purchase Agreement in the form attached hereto as Exhibit J entitling them to
                                                  ---------
purchase 1,043,111 and 387,283 shares of Common Stock, respectively, at a
---------
purchase price of $.20 per share.


                                   SECTION 7

                                 MISCELLANEOUS

     7.1  Governing Law.  This Agreement shall be governed in all respects
          -------------
by the internal laws of the State of California without regard to conflict of laws provisions.

     7.2  Entire Agreement; Amendment.  This Agreement, the Investor Rights
          ---------------------------
Agreement, the Voting Agreement and the other documents delivered pursuant hereto, including the exhibits hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     7.3  Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

          (a) if to a Purchaser, to the address or fax number listed after such Purchaser's name on the Schedule of Purchasers attached hereto as Exhibit A or
                                                                  ---------
at such other address as such Purchaser shall have furnished to the Company.

          (b)      if to the Company, to:

                   PETsMART.com, Inc.
                   130 West Union Street
                   Pasadena, CA  91103
                   Attn:  Tom McGovern
                   Fax:  (626) 535-2701

or at such other address as the Company shall have furnished to the Purchasers, with a copy to:

                   Wilson Sonsini Goodrich & Rosati
                   650 Page Mill Road
                   Palo Alto, California 94304-1050
                   Attn:  Martin W. Korman, Esq.
                   Fax:  (650) 493-6811

          Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when received if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     7.4  Delays or Omissions.  Except as expressly provided herein, no delay or
          -------------------
omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     7.5  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

     7.6  Severability.  In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     7.7  Titles and Subtitles.  The titles and subtitles used in this Agreement
          --------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7.8  Survival of Warranties.  The warranties, representations and
          ----------------------
covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive execution and delivery of this Agreement and the Closing for a period of one hundred eighty (180) days and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

     7.9  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

     7.10 Further Assurances.  Each party hereto agrees to do all acts and
          ------------------
things, and to make, execute and delivery such written instruments, as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     The foregoing agreement is hereby executed effective as of the date first set forth above.

"COMPANY"

PETsMART.COM, INC.

     /s/ Tom McGovern
-----------------------------
Tom McGovern, Jr.
President

                                    "SERIES A PURCHASER"

                                    PETsMART, INC.

                                         /s/ Philip L. Francis
                                    --------------------------------------
                                    Philip L. Francis
                                    President and Chief Executive Officer

"SERIES B PURCHASERS"

IDEALAB! CAPITAL PARTNERS I-B, L.P.

     /s/ William S. Elkus
-----------------------------------
William S. Elkus,
Managing member, idealab! Capital Management, I, LLC,
General Partner of idealab! Capital Partners I-B, L.P.

IDEALAB! CAPITAL PARTNERS I-A, L.P.

      /s/ William S. Elkus
-----------------------------------
William S. Elkus,
Managing member, idealab! Capital Management, I, LLC,
General Partner of idealab! Capital Partners I-A, L.P.

SIMBA, LLC

By:    /s/ Carina Schaldach
   ---------------------------------
Name       Carina Schaldach
    --------------------------------
Title:
      ------------------------------

WS INVESTMENT COMPANY 99A


By: /s/ James A. Terranova
   ---------------------------------
Name      James A. Terranova
     -------------------------------
Title:       Adminstrator
      ------------------------------

------------------------------------

"SERIES B PURCHASERS"


     /s/ Larry W. Sonsini
------------------------------------
LARRY SONSINI


     /s/ Martin W. Korman
------------------------------------
MARTIN W. KORMAN

"SERIES B PURCHASERS"

GLOBAL RETAIL PARTNERS, L.P.
BY:  GLOBAL RETAIL PARTNERS, INC.

By:   /s/ Osamu R. Watanabe
------------------------------------
Name:     Osamu R. Watanabe
     -------------------------------
Title:         Vice President
      ------------------------------


DLJ DIVERSIFIED PARTNERS, L.P.
BY:  DLJ DIVERSIFIED PARTNERS, INC.
     General Partner

By:   /s/ Osamu R. Watanabe
------------------------------------
Name:     Osamu R. Watanabe
     -------------------------------
Title:    Vice President
      ------------------------------


DLJ DIVERSIFIED PARTNERS-A, L.P.
BY:  DLJ DIVERSIFIED PARTNERS, INC.
     General Partner

By:   /s/ Osamu R. Watanabe
------------------------------------
Name:     Osamu R. Watanabe
     -------------------------------
Title:    Vice President
      ------------------------------


GRP PARTNERS, L.P.
BY:  GLOBAL RETAIL PARTNERS, INC.
     General Partner

By:   /s/ Osamu R. Watanabe
   ---------------------------------
Name:     Osamu R. Watanabe
     -------------------------------
Title:    Vice President
      ------------------------------

"SERIES B PURCHASERS"

GLOBAL RETAIL PARTNERS FUNDING, INC.

By:   /s/ Osamu R. Watanabe
   ---------------------------------
Name:     Osamu R. Watanabe
     -------------------------------
Title:    Vice President
      ------------------------------


DLJ ESC II L.P.
BY:  DLJ LBO PLANS MANAGEMENT CORPORATION
     General Partner

By:   /s/ Osamu R. Watanabe
   ---------------------------------
Name:     Osamu R. Watanabe
     -------------------------------
Title:    Vice President
      ------------------------------

"SERIES B PURCHASERS"


     /s/ Richard Horn
------------------------------------
RICK HORN


     /s/ Mark Williams
------------------------------------
MARK WILLIAMS


     /s/ M. Houlahan
------------------------------------
MICHAEL HOULAHAN


     /s/ Tom McGovern
------------------------------------
TOM MCGOVERN, JR.

"SERIES C PURCHASERS"

IDEALAB! HOLDINGS, L.L.C.

     /s/ Marcia Goodstein
------------------------------------
Marcia Goodstein, Secretary

RODALE PRESS, INC.

     /s/ Placido A. Corpora
------------------------------------
Pat Corpora, President

PORTOFINO INVESTMENTS LIMITED PARTNERSHIP I

By:   /s/ David Camel
   --------------------------------------
Name:     David Camel
     ------------------------------------
Title:    Vice President, General Partner
      -----------------------------------

     /s/ Robert Kavner
------------------------------------------------------
ROBERT KAVNER

     /s/ Daniel Herrick
------------------------------------------------------
DANIEL HERRICK

     /s/ Charles Gordon      /s/ Dorothea M. Gordon
------------------------------------------------------
DOROTHEA M. AND CHARLES GORDON

     /s/ Tom McGovern
------------------------------------------------------
TOM McGOVERN

"SERIES C PURCHASERS"

     /s/ Carina Schaldach
------------------------------------
CARINA SCHALDACH

     /s/ M. Houlahan
------------------------------------
MIKE HOULAHAN

     /s/ Kyle Hansen
------------------------------------
KYLE HANSEN

                                   EXHIBIT A
                                   ---------
                    (To Preferred Stock Purchase Agreement)

                        Schedule of Series A Purchasers
                        -------------------------------

Name and Address                                        Number of Shares

PETsMART, Inc.                                              3,000,000
19601 N. 27TH Avenue
Phoenix, AZ  85027
Attn: Philip L. Francis
Phone: (623) 580-6100
Facsimile: (623) 580-6513

with a copy to:
Cooley Godward, LLP
Five Palo Alto Square
300 El Camino Real
Palo Alto, CA  94306-2155
Attn:  Bob Brigham, Esq.

TOTAL                                                       3,000,000

                        Schedule of Series B Purchasers
                        -------------------------------


Name and Address                                          Number of Shares

idealab! Capital Partners I-A, L.P.                         72,000
130 West Union Street
Pasadena, CA  91103
Attn: William Elkus
Telephone:  (626) 535-2882
Facsimile: (626) 535-2881

idealab! Capital Partners I-B, L.P.                         378,000
130 West Union Street
Pasadena, CA  91103
Attn:  William Elkus
Telephone: (626) 535-2882
Facsimile: (626) 535-2881

with a copy to:
Strategic Law Partners
333 S. Grand Avenue, Suite 3950
Los Angeles, CA  90071
Attn:  James K. Baer
Telephone:  (213) 617-8960
Facsimile:  (213) 617-8961

Simba, L.L.C.                                               63,000
130 W. Union Street
Pasadena, CA  91103
Attn:  Carina Schaldach
Telephone:  (626) 535-2831
Facsimile:  (626) 535-2701

WS Investment Company 99A                                   8,100
650 Page Mill Road
Palo Alto, CA  94303
Attn:  Jim Terranova
Telephone:  (650) 493-9300
Facsimile:  (650) 493-6811

Name and Address                                        Number of Shares

Larry Sonsini                                               6,450
650 Page Mill Road
Palo Alto, CA  94303
Telephone:  (650) 493-9300
Facsimile:  (650) 493-6811

Martin W. Korman                                            450
650 Page Mill Road
Palo Alto, CA  94303
Telephone:  (650) 493-9300
Facsimile:  (650) 493-6811

Rick Horn                                                   15,000
PETsMART, Inc.
19601 N. 27TH Avenue
Phoenix, AZ  85027
Phone: (623) 580-6100
Facsimile: (623) 580-6513

Mark Williams                                               15,000
PETsMART, Inc.
19601 N. 27TH Avenue
Phoenix, AZ  85027
Phone: (623) 580-6100
Facsimile: (623) 580-6513

Tom McGovern, Jr.                                           30,000
130 W. Union Street
Pasadena, CA  91103
Telephone:  (626) 535-2735
Facsimile:  (626) 535-2701

Michael Houlahan                                            12,000
130 W. Union Street
Pasadena, CA  91103
Telephone:  (626) 535-2735
Facsimile:  (626) 535-2701

Name and Address                                        Number of Shares

Global Retail Partners, L.P.                                769,365
277 Park Avenue, 19th Floor
New York, NY  10172
Attn:  Nicole Arnaboldi
Telephone:  (212) 892-3000
Facsimile:  (212) 892-7552

with a copy to:
Global Retail Partners, L.P.
2121 Avenue of the Stars, 30th Floor
Los Angeles, CA  90067
Attn:  Osamu Watanabe
Telephone:  (310) 282-6100
Facsimile:  (310) 282-6178

DLJ Diversified Partners, L.P.                              229,261
277 Park Avenue, 19th Floor
New York, NY  10172
Attn:  Nicole Arnaboldi
Telephone:  (212) 892-3000
Facsimile:  (212) 892-7552

with a copy to:
DLJ Diversified Partners, L.P.
277 Park Avenue, 23rd Floor
New York, NY  10172
Attn:  Ivy Dodes
Telephone:  (212) 892-3000
Facsimile:  (212) 892-2689

Name and Address                                        Number of Shares

DLJ Diversified Partners-A, L.P.                            85,137
277 Park Avenue, 19th Floor
New York, NY  10172
Attn:  Nicole Arnaboldi
Telephone:  (212) 892-3000
Facsimile:  (212) 892-7552

with a copy to:
DLJ Diversified Partners-A, L.P.
277 Park Avenue, 23rd Floor
New York, NY  10172
Attn:  Ivy Dodes
Telephone:  (212) 892-3000
Facsimile:  (212) 892-2689

GRP Partners, L.P.                                          50,016
277 Park Avenue, 19th Floor
New York, NY  10172
Attn:  Nicole Arnaboldi
Telephone:  (212) 892-3000
Facsimile:  (212) 892-7552

with a copy to:
GRP Partners, L.P.
2121 Avenue of the Stars, 30th Floor
Los Angeles, CA  90067
Attn:  Osamu Watanabe
Telephone:  (310) 282-6100
Facsimile:  (310) 282-6178

Name and Address                                        Number of Shares

Global Retail Partners Funding, Inc.                        52,978
277 Park Avenue, 19th Floor
New York, NY  10172
Attn: Nicole Arnaboldi
Telephone:  (212) 892-3000
Facsimile:  (212) 892-7552

with a copy to:
Global Retail Partners Funding, Inc.
2121 Avenue of the Stars, 30th Floor
Los Angeles, CA  90067
Attn: Osamu Watanabe
Telephone:  (310) 282-6100
Facsimile:  (310) 282-6178

DLJ ESC II L.P.                                             13,243
277 Park Avenue, 19th Floor
New York, NY  10172
Attn:  Ed Poletti
Telephone:  (212) 892-3000
Facsimile:  (212) 892-7572

TOTAL                                                       1,800,000

                        Schedule of Series C Purchasers
                        -------------------------------


Name and Address                                          Number of Shares

idealab! Holdings, L.L.C.                                   1,968,000
130 W. Union Street
Pasadena, CA  91103
Attn:  Marcia Goodstein
Telephone:  (626) 585-6900
Facsimile:  (626) 535-2701

Rodale Press, Inc.                                          240,000
400 S. 10th St.
Emmaus, PA  18098
Attn:  Pat Corpora
Telephone:  (610) 967-8251
Facsimile: (610) 967-9154

with a copy to:
Gross, McGinley, LaBarre & Eaton, LLP
33 South 7th Street
P.O. Box 4060
Allentown, PA  18101
Attn:  Paul A. McGinley, Esq.
Telephone:  (610) 820-5450
Facsimile:  (610) 820-6006

Robert Kavner                                               38,400
20680 Leonard Road
Saratoga, CA  95070
Telephone:  (408) 867-9850
Facsimile:  (408) 867-9853

Daniel Herrick                                              19,200
55 Eaton Mews North
London, SW1X 8LL, England
Telephone:  011 44 171 235 2736
Facsimile:  011 44 171 245 0882

Dorothea M. & Charles Gordon                                14,400
1963 Golden Way
Mountain View, CA  94040
Telephone:  (650) 967-5056

Name and Address                                        Number of Shares

Tom McGovern, Jr.                                           48,000
130 W. Union Street
Pasadena, CA  91103
Telephone:  (626) 535-2735
Facsimile:  (626) 535-2701

Carina Schaldach                                            28,800
130 W. Union Street
Pasadena, CA  91103
Telephone:  (626) 535-2831
Facsimile:  (626) 535-2701

Portofino Investments I Limited Partnership                 19,200
301 E. Clark Avenue, Suite 700
Las Vegas, NV  89101
Attn:  Ronald Smith
Telephone:  (702) 878-4788

Michael Houlahan                                            12,000
2612 Buchanan Street
San Francisco, CA  94115
Telephone:  (626) 535-2724
Facsimile:  (626) 535-2701

Kyle Hansen                                                 12,000
7206 Rockridge Drive
Huntington Beach, CA  92648
Telephone:  (714) 704-1790
Facsimile: (714) 841-8979

TOTAL                                                       2,400,000

                                   EXHIBIT B
                                   ---------
                    (To Preferred Stock Purchase Agreement)

               Amended and Restated Certificate of Incorporation
               -------------------------------------------------

                                   EXHIBIT C
                                   ---------
                    (To Preferred Stock Purchase Agreement)

                            Schedule of Exceptions
                            ----------------------

     The following are the exceptions to the representations and warranties of PETsMART.com, Inc. (the "Company") set forth in Section 3 of the Preferred Stock Purchase Agreement dated as of May 12, 1999 (the "Agreement") to which this is an exhibit. All capitalized terms used and not otherwise defined herein shall have the meanings given them in the Agreement. The section numbers below correspond to the section numbers in the Agreement. Anything disclosed under a section specified below that is applicable to any other section is deemed to be disclosed under the other such sections.

None.

                                   EXHIBIT D
                                   ---------
                    (To Preferred Stock Purchase Agreement)

                           Investor Rights Agreement
                           -------------------------

                                   EXHIBIT E
                                   ---------
                    (To Preferred Stock Purchase Agreement)

                               Voting Agreement
                               ----------------

                                   EXHIBIT F
                                   ---------
                    (To Preferred Stock Purchase Agreement)

                            Compliance Certificate
                            ----------------------

                                   EXHIBIT G
                                   ---------
                    (To Preferred Stock Purchase Agreement)

                  Opinion of Wilson Sonsini Goodrich & Rosati
                  -------------------------------------------

                                   EXHIBIT H
                                   ---------
                    (To Preferred Stock Purchase Agreement)

                               License Agreement
                               -----------------

                                   EXHIBIT I
                                   ---------
                    (To Preferred Stock Purchase Agreement)

                         Strategic Relationship Terms
                         ----------------------------

                                   EXHIBIT J
                                   ---------
                    (To Preferred Stock Purchase Agreement)

                     Restricted Stock Purchase Agreements
                     ------------------------------------

                                   EXHIBIT K
                                   ---------
                    (To Preferred Stock Purchase Agreement)

                                   Warrants
                                   --------

                                   EXHIBIT L
                                   ---------
                    (To Preferred Stock Purchase Agreement)

                                Rodale Warrant
                                --------------

                                   EXHIBIT M
                                   ---------
                    (To Preferred Stock Purchase Agreement)

                         General Assignment of Assets
                         ----------------------------